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                                 EXHIBIT 10.15
                                 AMENDMENT TO
                             EMPLOYMENT AGREEMENT

     AGREEMENT dated as of May 21, 2001 between _________________ ("Employee") and Chemed Corporation (the "Company").

     WHEREAS, Employee and the Company have entered into an Employment Agreement dated as of May 19, 1997 and amended May 18, 1998, May 17, 1999 and May 15, 2000 ("Employment Agreement"); and

     WHEREAS, Employee and the Company desire to amend the Employment Agreement in certain respects.

     NOW, THEREFORE, Employee and the Company mutually agree that the Employment Agreement shall be amended, effective as of May 21, 2001, as follows:

     A. The date, amended as of May 21, 2000, set forth in Section 1.2 of the Employment Agreement, is hereby deleted and the date of May 21, 2004 is hereby substituted therefor.

     B. The base salary amount set forth in the first sentence of Section 2.1 of the Employment Agreement is hereby deleted and the base salary amount of $_________ per annum is hereby substituted.

     C. The amount of unrestricted stock award recognized in lieu of incentive compensation in 2000 is $_________.

     Except as specifically amended in this Amendment No. 4 to Employment Agreement, the Employment Agreement, as amended, shall continue in full force and effect in accordance with its terms, conditions and provisions.
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     IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of the date first above written.

                                   EMPLOYEE

                                   _________________________


                                   CHEMED CORPORATION

                                   _________________________
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                           SCHEDULE TO EXHIBIT 10.15

                          Current         Current(a)              Expiration
                         Salary and       Stock Award          Date of Current
Name and Position          Bonus          Compensation            Agreement
-----------------        ----------       ------------         ---------------

Spencer S. Lee            $223,040          $59,976               5/19/2004
Chairman and Chief         149,000
Executive Officer of
Roto-Rooter, Inc.

Rick L. Arquilla           203,000           57,855               5/19/2004
Senior Vice President      120,000
Roto-Rooter Services
Company

(a) Amount of unrestricted Chemed stock awards recognized in lieu of incentive compensation in 2000.